                                                                    EXHIBIT 10.4


                                                               Met. Min. - 1282d

                    ARTICLE I. MINERALS COVERED BY THIS LEASE

     This Mineral Lease covers the following-described leased mineral substances with the boundaries of the above-described lands, to-wit:

     METALLIFEROUS MINERALS

     "Metalliferous Minerals" are herein defined to include any ore containing any of the following minerals: Aluminum, Antimony, Arsenic, Beryllium, Bismuth, Cadmium, Chromium, Cecium, Columbium, Cobalt, Copper, Flourspar, Gallium, Gold, Germanium, Hafium, Iron, Indium, Lead, Mercury, Manganese, Molybdenum, Nickel, Platinum, Group Metals, Radium, Selenium, Scandium, Silver, Rare Earth Metals, Rhenium, Tantalium, Tin, Thorium, Tungsten, Thallium, Tellurium, Vanadium, Uranium, Zinc, together with other minerals which are found in association with said specified minerals in such a manner that they cannot be mined separately.

     In the event Lessee, or the operator or any contractor for Lessee, shall discover within said lands some mineral or minerals other than the mineral or leased substances covered by this lease, Lessee shall promptly notify the Lessor of the kind or nature of such mineral or minerals not included in this lease.

        ARTICLE II. PRIMARY TERM AND POSSIBLE EXTENSION OF TERM OF LEASE

     This lease is granted for a primary term of TEN (10) years commencing on the first day of January next succeeding the date hereinabove first written and as long thereafter as the leased substances shall be produced in commercial quantities from the above-described lands, on condition that Lessee shall perform the terms and provisions required to be performed by Lessee including payment of rents and royalties within the times required herein; provided however, that it is expressly agreed that at the end of each period of ten (10) years following the effective date of this lease, the State of Utah as Lessor shall have the right to readjust the terms and conditions of this lease as may then be determined to be in the best interest of the State of Utah as trustee-owner of the mineral estate. In the event of failure or refusal of the Lessee to accept and agree to the readjustment of the terms and conditions submitted by Lessor at the end of such ten (10)-year period, such failure or refusal to accept such readjustment of terms, conditions, or royalty shall operate to forfeit any right to extension of the term of this Mineral Lease and terminate this lease except for the rights of the State of Utah to recover any royalties then owing the State and/or any damages for which Lessee may be liable. This lease will not be extended beyond the end of the fortieth year except by the production of the leased substances in commercial quantities from the leased lands. If Lessee ceases production of leased substances in commercial quantities this lease will terminate one (1) year from the date of last commercial production, unless Lessee commences commercial production at least three (3) months prior to the end of such year and such commercial production then continues for at least six (6) months.

                  ARTICLE III. APPLICABLE LAWS AND REGULATIONS

     This lease is issued pursuant to the provisions of Title 65, Utah Code Annotated, 1953, as amended, and subject to all valid Rules and Regulations and requirements adopted by the Board of State Lands & Forestry, and of the Board of Oil, Gas, and

                                                                 Met. Min. 1282d

Mining, applicable to the subject matter of this lease, together with all requirements of the Utah Mined Land Reclamation Act, all requirements of the State Antiquities Act, Title 63, Chapter 18, and all valid rules and regulations relating to safety, sanitation, and health whether under the jurisdiction of the Division of Oil, Gas, and Mining with respect to operations under this lease or under the jurisdiction of some other State agency.

                    ARTICLE IV. RIGHTS TO THE SURFACE ESTATE

     If the surface estate of all or some portion of the hereinabove-described lands is owned by the Lessor, Lessee shall be entitled to use reasonably and prudently such portions of the surface estate owned by Lessor as shall be reasonably necessary to explore and prospect for, mine, drill, remove, and dispose of the leased mineral substances, including permission to establish and maintain in a safe condition on the surface estate owned by Lessor, access roads, communication lines, tanks, pipelines, reservoirs, mills, processing plants, reduction works, dumps, and other essential structures, facilities, machinery, and equipment, reasonably necessary and expedient for the economic operation of the leasehold and in furtherance of production, treatment, and disposition of the leased substances under this lease. Such surface uses shall be exercised subject to the rights reserved to the State of Utah as provided in Article V hereof, and without unreasonable interference with the rights of any prior or subsequent lessee of the State of Utah under the program of multiple use.

     If the surface estate of any portion of the described lands is not owned by the State of Utah, except for a reserved right of entry to the mineral estate or mineral estates, the Lessee may exercise such right of entry to the mineral estate covered by this lease, at the sole cost and expense of Lessee herein and without cost to the State of Utah. If any damage is caused directly or indirectly to the surface estate by the Lessee or by the contractor or operator for Lessee, Lessee shall make proper restitution and indemnify the surface owner or owners. Lessee also shall make proper rehabilitation as required by the Utah Mined Land Reclamation Act and as required by all lawful rules and regulations adopted thereunder.

     Lessor will require a bond to be posted or other security given to the State to be filed with Lessor or any other State agency or officer in a principal amount determined by Lessor to be adequate to assure appropriate reclamation and restitution for any damage to the surface estate.

                ARTICLE V. EXCEPTIONS AND EXCLUSIONS FROM LEASE

     Lessor hereby excepts and reserves from the operation of this lease the following rights and privileges:

     FIRST: The right to establish rights of way and easements on, through, or over the land above described, for utility corridors and for joint or joint and several uses, as may be necessary and appropriate for the management of the above-described lands and other lands of Lessor or lands administered by Lessor, and for the working of other deposits within said lands under mineral leases granted to others under the program of multiple use.

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                                                               Met. Min. - 1282d

     SECOND: The right to issue mineral leases to other lessees covering minerals not included in this lease, under such terms and conditions which will not unreasonably interfere with operations under this lease in accordance with the principle of multiple use provided by law.

     THIRD: In the event Lessor owns the surface estate in said lands or portions of said lands above described, Lessor retains the right to use, lease, sell, or otherwise dispose of the surface estate in said lands or any part thereof, under existing State laws or laws subsequently enacted, insofar as such surface is not essential for the Lessee herein in exploration, prospecting for, mining, drilling, removal, or disposal of the leased substances covered by this lease, to the extent that such use, lease, or sale of the surface estate does not unreasonably interfere with the rights granted to the Lessee herein. Lessor shall notify Lessee herein of any such sale, lease, use, or other disposition of the surface estate.

                  ARTICLE VI. PAYING OF RENTALS AND ROYALTIES

     For and in consideration of the leasehold rights granted to the Lessee, in addition to all other terms and conditions required to be performed by the Lessee, the Lessee hereby covenants and agrees with Lessor to pay rentals and royalties as follows:

     FIRST: Lessee agrees to pay Lessor as rental for the land covered by this lease the sum of One Dollar ($1.00) per acre and for each fractional part of an acre, each year in advance on or before January 1st of each year except the rental for the first year which has been paid with the application for this lease. All rentals paid shall be credited against actual Production Royalties for the lease year in which they shall accrue, but such rentals shall not be credited against the Minimum Royalties under subparagraph "Fourth" of this ARTICLE VI.

     SECOND: "Lessee shall pay lessor a production royalty on the basis of 8% in the case of fissionable Metalliferous Minerals and 4% in the case of non-fissionable Metalliferous Minerals of the market price, including all bonuses and allowances received by Lessee, f.o.b. the nearest point of sale of the first marketable product or products produced from the leased substances and sold under a bonafide contract of sale, whether or not such product or products are produced through chemical or mechanical treating or processing of the leased substances raw material. It is expressly understood and agreed that none of Lessee's mining or product cost, including but not limited, to material costs, labor costs, overhead costs, distribution costs, or general and administrative costs may be deducted from marketprice f.o.b. the point of sale in computing Lessor's royalty. All such costs shall be entirely borne by Lessee and are anticipated by the rate of royalty assigned in his agreement."

     THIRD: Payment of Production Royalty shall be made by Lessee to Lessor, as herein required, on or before the last day of the month next succeeding the month during which the minerals or leased substances shall have been shipped or sold or used. In connection with such payment of Production Royalty, the Lessee shall submit a certified statement of the production of all leased substances mined or extracted from the hereinabove-described lands, according to the foregoing royalty schedule together with such information required by the Board of State Lands & Forestry to verify production and disposition of mineral substances produced and disposed of from the leased premises.

                                                               Met. Min. - 1282d

     FOURTH: Lessee may maintain this lease in force beyond the primary term of ten (10) years from the effective date of the original lease by paying Lessor, in addition to rentals and production royalties as hereinabove required, an annual minimum royalty of three (3) times the annual rental, providing the lessee is engaged in diligent operations, exploration, research, or development activity which is reasonably calculated to advance development or production of the mineral covered by the lease from the leased premises or lands pooled or unitized with or constituting an approved mining or drilling unit in respect to the leased premises.

     Said annual minimum royalty shall be paid each year in advance, commencing with the eleventh year of the lease, along with the regular annual rental required to be paid under the terms of this lease. Said rental per acre and said Minimum Royalty shall be paid on each and every acre in this lease to extend the term of this lease and to keep this lease in force and effect.

     Rentals and Minimum Royalties paid annually shall be credited against actual Production Royalties for the year in which they accrue during the original term, or any extension thereof; but annual rentals shall not be credited against Minimum Royalties.

                      ARTICLE VII. MINERAL TITLE OF LESSOR

     Lessor claims title to the mineral estate covered by this lease. Lessor does not warrant title nor represent that no one will dispute the title asserted by Lessor. It is expressly agreed that Lessor shall not be liable to Lessee for any alleged deficiency in title to the mineral estate, nor shall Lessee or any assigns of the Lessee become entitled to any refund for any rentals, bonuses, or royalties paid under this lease.

                           ARTICLE VIII. WATER RIGHTS

     In the event Lessee shall initiate any water rights on the leased premises, such right shall become an appurtenance to the leased premises; and upon surrender, cancellation, or termination of this lease, Lessee or assigns of Lessee shall assign and convey such water rights and any application for appropriation of water to beneficial use relating to the land or the mineral estate covered by this lease to Lessor.

     If the Lessee shall purchase or otherwise acquire any water rights on some other land and file with the State Engineer appropriate application for change of use onto the premises covered by this lease, the Lessor herein shall have an option for 45 days after the expiration, surrender, or termination of this lease to purchase said otherwise acquired water rights at the acquisition costs of the Lessee. Such option shall begin to run from the date of termination, surrender, or expiration of this lease or from the date when Lessee shall specify in writing the acquisition costs of such other water rights, whichever date is the later date. Unless Lessor accepts such written offer to convey such rights at the actual acquisition costs within said period of 45 days, Lessor shall be deemed to have rejected the offer. Upon payment of the said acquisition costs by the Lessor, Lessee herein shall assign and transfer such acquired water rights to the Lessor.

        ARTICLE IX.  WRITTEN CONSENT REQUIRED FOR ASSIGNMENT OR SUBLEASE

     Lessee shall not assign this lease nor any portion thereof, nor any rights or privileges herein granted, without the prior written consent of Lessor. Nor shall the

                                                               Met. Min. - 1282d

Lessee issue any sublease without the prior written consent of Lessor. Any assignment of lease and any sublease issued without prior written consent of Lessor shall be void ab initio.

     In the event Lessor shall approve an assignment of this lease or of any part hereof, such assignment shall be subject to all of the terms, conditions, and obligations of the Lessee herein set forth. All of the terms, covenants, conditions, and obligations of the Lessee shall be binding upon the heirs, executors, administrators, successors, and assigns of the Lessee. This provision also shall apply to any sublease issued by Lessee and approved by Lessor.

                    ARTICLE X. OVERRIDING ROYALTY LIMITATION

     Neither the Lessee nor the assignee of Lessee shall create or grant any overriding royalty except as permitted by law and by the Rules and Regulations of the Board of State Lands & Forestry. Overriding royalty assignments shall not become effective, even if otherwise valid, until filed with the Lessor.

                ARTICLE XI. SURRENDER OR RELINQUISHMENT OF LEASE

     Lessee may surrender this lease for cancellation by Lessor as to all or any part of the leased lands, but not for less than a quarter-quarter section or surveyed lot, upon payment of all rentals, royalties, and other amounts then due and owing to the Lessor, by filing with Lessor a written relinquishment. As to rental, such relinquishment shall be effective on the date of filing, but otherwise on the date of cancellation by the Lessor.

     ARTICLE XII. NOTICE OF COMMENCEMENT OF OPERATIONS, PLANS, PLATS, BOND

     Not less than sixty (60) days before commencement of exploration, drilling, or mining operations, Lessee shall give written notice hereof to the Division of State Lands & Forestry and the Division of Oil, Gas, and Mining, together with a plan of operation and a topographic map showing every proposed shaft, tunnel, open pit, drill site, and access road to be used. Lessor shall make an assessment of such plan of operation and either endorse or stipulate changes in Lessee's plan of operation, or request additional information within the sixty
(60) day notification period. Lessee shall not proceed with the execution of any such plan of operation without first receiving the written approval of Lessor. Lessee shall maintain at the mine office clear, accurate, and detailed maps of all actual and planned operations on a scale of not more than 50 feet to the inch, with points coordinated with public land surveys showing distance to the nearest public survey monument or reestablished survey corner. Such maps and plats shall be on tracing cloth or other material which is substantially permanent and of which clear and distinct photo copies or blueprints can be readily made without unreasonable delay. Such maps or plats shall show the workings from time to time, as the same are extended. In the event that the operations on the above-described leasehold are intended to be conducted in conjunction with adjacent lands, whether Federal, State, or privately-owned lands, the map and plats shall clearly show how the operations are to be coordinated. All surveys shall be conducted by a licensed surveyor or engineer qualified to practice in Utah. All such maps or plats shall be certified by the surveyor or engineer

                                                                 Met. Min. 1282d
preparing the same. The State or any agency of the State of Utah, including the Division of Oil, Gas, and Mining, shall be entitled to a true and correct copy thereof, together with the proposed plans of operation.

     After Lessor receives notice of intent to commence mining operations, upon request of the Lessor, the Lessee shall furnish a bond with an approved corporate surety company authorized to transact business in the State of Utah, or such other security acceptable to the Lessor, in an amount to be determined by Lessor, after taking into account the value of the land and the amount of potential damage which likely will result from such proposed mining operations, and which bond or other security shall be conditioned upon payment of all rentals and royalties from the leasehold and other sums which may become payable to the Lessor, and to assure full compliance with the terms and conditions of this lease and compliance with all Rules and Regulations of the Board of State Lands & Forestry and all Rules and Regulations of any other State agency having jurisdiction over mining operations, and also conditioned upon payment of all damages to the surface and improvements thereon if this lease covers surface estate or some portion of the surface estate which has been sold or otherwise leased, and any damage caused by Lessee to any other lessee of the State of Utah with respect to said land. Such bond or other security furnished prior to commencement of development of the leasehold may be increased in such reasonable amounts as the Lessor may require after discovery of any of the leased substances.

     If the plan of mining development or mining operations includes core-drilling, the plan of operations shall disclose the locations of core-drilling operations.

    ARTICLE XIII. ALL OPERATIONS TO BE CONDUCTED IN A LAWFUL, PRUDENT MANNER

     Lessee shall conduct all operations under this lease in a lawful, prudent, and good workmanlike manner for the effective and safe production of the mineral substances covered by this lease, and to avoid unnecessary damage and injury to the leasehold estate, and also to avoid damage and wastage of other natural resources not covered by this lease. All operations of Lessee, whether conducted directly by Lessee or by operators or contractors, shall be at the sale cost and expense of Lessee.

     It is expressly covenanted and agreed that Lessor does not grant Lessee or any person dealing with Lessee any right to subject the property hereinabove described, nor any leased substances, to any lien-rights for labor or mechanic's liens, nor to any materialmen's liens, nor to any other lien for any act, omission, neglect, or performance of Lessee or its agents, employees, and contractors. In the event any one shall file any notice or claim of lien against said property or any estate in said property, Lessee shall take all necessary steps expeditiously to have such notice or claim released of record. Lessee shall save Lessor harmless from any and all lien notices and claims against said land arising from any act or neglect of Lessee and any contractor or operator of Lessee in any operations on or relating to the hereinabove described lands.

     Lessee shall not fence off or otherwise make inaccessible to livestock lawfully on the surface of said premises any watering place without the written consent of Lessor; provided, that Lessee shall not permit any livestock to come upon any portion of the leasehold to pollute any surface or subsurface water available or capable of being made available for domestic use or irrigation. In the operations of Lessee, Lessee shall comply with all laws and regulations for control of water which might be

                                                               Met. Min. - 1282d
encountered or which might seep into any formation, to avoid pollution of surface and underground waters as required by Chapter 14, Title 73, Utah Code Annotated, 1953, as amended. Lessee shall comply with all valid laws and regulations relating to prevention and suppression of fires, make all necessary provisions for sanitary disposal of wastes, and in all operations connected with said leasehold take appropriate measures for protection of human life and prevention of injuries and disease.

     ARTICLE XIV. RIGHTS OF LESSOR FOR INSPECTIONS OF LEASEHOLD AND RECORDS

     Lessor, its officers, and agents have the right at all reasonable times to enter upon the leased lands and premises to inspect the conditions of the leasehold, the work done under the terms of this lease, and the production obtained from the leasehold, such entry and inspections to be done in such a manner as shall not unreasonably interfere with the lawful operations by the Lessee in performance of the terms and conditions of this lease.

     Lessor also shall have the right to examine all books and records pertaining to operations under this lease whether such books and records are located within a building on the leased premises or located in an office elsewhere and to make copies and abstracts of such records if desired by Lessor. Lessor, its officers, and agents shall have the right to post upon or within the leasehold such notices deemed proper or expedient by Lessor.

     If Lessee maintains an office in another State or in a foreign country, Lessee nevertheless shall maintain within the State of Utah proper and adequate records relating to operations on this leasehold and also relating to production of leased substances and payment of rentals and royalties. Lessee also shall have a resident agent in the State of Utah to whom any and all notices may be sent by Lessor and on whom process may be served. In the event of any change in the address of Lessee's office in the State of Utah, Lessee shall promptly furnish Lessor with written notice of such change of address within the State of Utah. Examinations of records of Lessee by the Lessor shall be conducted at reasonable times.

     In the event Lessee conducts core-drilling operations within the leasehold, or by directional drilling from adjacent land, Lessor shall have a right of inspection of core samples and any analysis made thereof and any assay; provided, that any report obtained by Lessor of any core-drilling operations may be declared confidential information by Lessee, in which event Lessor shall keep such information in a separate confidential information file. Such information shall not be disclosed to any competitor nor to any one except to a representative of the Attorney General of the State of Utah until Lessee waives confidentiality or upon surrender, expiration, or termination of this lease.

     After completion of any core drilling, Lessee shall notify Lessor; and Lessee shall cause all core holes to be plugged or sealed as expeditiously as possible after the need for keeping such core holes unplugged ceases, in accordance with regulations and requirements of the Division of Oil, Gas, and Mining.

        ARTICLE XV. OPERATIONS IN CONJUNCTION WITH MINING ON OTHER LANDS

     In the event Lessee, in the interest of economy in mining operations, desires to conduct mining operations on or within the above-described lands in conjunction with mining operations on or within any adjacent Federal, State, or privately-owned land by

                                                                 Met. Min. 1282d
utilization of shafts, inclines, or tunnels within either the above-described lands or within adjacent lands, Lessee shall make application in writing to the Board of State Lands & Forestry and submit with such application a detailed plan of operations illustrating how leased substances mined from the above-described lands can and will be mined, segregated, and separately accounted for from leased substances mined from some adjacent land. No such operations shall be conducted without written approval of the Board. Any approval granted by the Board shall be conditioned upon proper segregation and proper accounting and record keeping of leased substances mined from each property. Separate records shall be required for accounting for leased substances mined from the above-described lands.

     In the event Lessee desires to process or mill leased substances from the above-described land in conjunction with processing or milling of leased substances from adjacent or some other lands, whether such processing or milling is intended to be performed on the above-described land or on some other land, Lessee shall submit to the Board a written application detailing how the leased substances mined from the above-described lands shall be segregated and separately accounted for in computation of royalty payments from leased substances mined from other lands. Any Board approval for any such arrangements shall be conditioned upon segregation of leased substances produced from the above-described lands from mineral substances produced from other lands with adequate safeguards to assure proper accounting for determination of royalty.

     If application is granted for either type of operation or for both, all procedures for either production or milling of minerals shall be subjected to examination by the Division of State Lands & Forestry and by the Division of Oil, Gas, and Mining to determine whether either type of arrangement functions satisfactorily without detriment to the State of Utah. If such inspection results in an adverse report with recommendations for modification or discontinuance of such operations, a copy of the report with recommendations shall be submitted as expeditiously as possible to the Lessee. If any objectionable condition is not promptly remedied to safeguard the rights of the State as Lessor, the Board of State Lands & Forestry shall have the right to order discontinuance of such arrangement; and failure to comply with such order of the Board shall constitute a breach of this Lease Agreement.

           ARTICLE XVI. SPECIAL REQUIREMENTS IN EVENT OF STRIP-MINING

     In the event Lessee desires to conduct any strip-mining or open-pit mining or operations which will materially disturb the surface of the above-described lands or some portion thereof, at least sixty (60) days before commencing such type of mining activities, Lessee shall submit to the Division of State Lands & Forestry the proposed plan of operations together with a proposed plan of surface rehabilitation in compliance with the Utah Mined Land Reclamation Act and in compliance with the Rules and Regulations adopted hereunder. A copy of such proposed plan of operations and proposed plan of surface rehabilitation also shall be submitted to the Division of Oil, Gas, and Mining. No such operations shall be commenced until the Division of Oil, Gas, and Mining approves the plan of operations and approves a program of rehabilitation. Security may be required of Lessee to assure appropriate rehabilitation in accordance with the said statute and rules and regulations adopted thereunder.

                                                               Met. Min. - 1282d

         ARTICLE XVII. EQUIPMENT OR FACILITIES TO REMAIN WITH THE LAND

     Upon surrender, forfeiture, expiration, or termination of this lease, any and all underground timbering supports, shaft linings, rails, and other installations necessary for the support of underground tunnels, shafts, inclines, or other underground mine supports, together with all rails or head frames and all other underground construction and safety equipment annexed to the ground (excluding detachable motor-driven machinery) which cannot be removed without creating a danger to any shaft, tunnel, incline, or other underground improvements annexed to the mine, and including equipment installed underground to provide for ventilation of the mine or some portion thereof, shall be left within said land above described by the Lessee, operator, and contractor of Lessee and shall remain a part of the realty. Lessor shall acquire all rights thereto without indemnification of Lessee or operator or contractor for Lessee. Except as herein specifically excepted, all personal property of Lessee, including removable machinery, equipment, tools, and stockpiles of leased substances for which royalty has been paid shall remain the property of Lessee or operator or contractor for Lessee and Lessee or operator or contractor for Lessee may remove the same at the sole expense of Lessee or operator or contractor within two (2) months following expiration, forfeiture, surrender, or termination of this lease, except that the Board of State Lands & Forestry for good cause shown shall have the right to grant a reasonable extension of time beyond the period of two (2) months for removal of any and all equipment which may be removed by Lessee or operator or contractor as herein provided. At the end of such period, Lessor may consider abandoned and lay claim to any or all equipment or stockpiles remaining on the premises.

     Upon expiration, surrender, forfeiture, or termination of this lease or abandonment of the leasehold by Lessee, the Lessee shall cause to be sealed or properly shut off all or parts of the mine openings including shafts and tunnels in the manner and method required by the Director of the Division of Oil, Gas, and Mining, and to abate any hazardous condition which may have been left by Lessee, such abatement of hazardous condition to be performed in accordance with reasonable requirements of the Director of the Division of Oil, Gas, and Mining.

             ARTICLE XVIII. CONSENT TO SUIT IN STATE DISTRICT COURT

     It is agreed that if there arises any controversy between lessor and Lessee or any successor in interest of Lessee which needs to be litigated, Lessee or any one claiming by or under the Lessee shall bring such action in the District Court of Salt Lake County, State of Utah, after compliance with the requirements of State statutes for bringing suit, including compliance with the requirements of the State Governmental Immunity Act, Title 63, Chapter 30, Utah Code Annotated, 1953, as amended. Neither Lessee nor any assignee of lessee nor any one claiming under, by, or through the Lessee shall bring any suit against the State of Utah or against any State agency in the United States District Court for the District of Utah, nor in any other United States District Court in some other state, nor in the District of Columbia.

             ARTICLE XIX. REMEDIES FOR DEFAULT BY LESSEE OR ASSIGNS

     This Mineral Lease and the terms and conditions of this lease agreement issued by the State of Utah are made with the Lessee herein on condition that Lessee and any lawful successor in interest to Lessee shall perform all covenants and terms and conditions herein set forth to be performed by Lessee or its lawful assigns including

                                                               Met. Min. - 1282d

payment of rentals and royalties as herein provided; and if at any time there shall be default on the part of lessee or breach of any of the terms or conditions hereof on the part of Lessee or by the successor in interest to the Lessee; and if such default or breach shall continue for a period of thirty (30) days after written notice from Lessor of such default or breach given to Lessee or successor in interest addressed to Lessee or successor in interest at the last address furnished by Lessee or successor in interest by United States mail, then at the expiration of said period of thirty (30) days immediately following such notice if the default or breach has not been remedied, then at the expiration of said period of thirty (30) days, at the option of the Lessor, Lessor may issue written notice of termination and cancellation of this lease and forfeiture declaring that the leased premises and each and every part thereof have thereby reverted to the Lessor, including any and all fixtures and improvements required to be left with the property upon expiration, termination, or cancellation of this Lease.

     In the event that the leasehold estate shall have been damaged or injured by the acts or neglect of the Lessee or operator, contractor, or assigns of Lessee, Lessor also shall have a right of action for damages and for restitution for any failure or refusal to comply with the terms and conditions of any statute of this State relating to reclamation or rehabilitation, or for abatement of pollution, together with rights for injunctive relief. Lessor also shall have the right to recover on any bond or other security deposited with the State of Utah in accordance with the terms or conditions hereinabove set forth for indemnification.

                    ARTICLE XX. DISPOSITION OF ROCK TAILINGS


     Rock, tailings, and waste materials resulting from the operation of the Lessee on this land which contain the metalliferous minerals enumerated in
Article I herein are covered by this mineral lease, unless and until such time as Lessee renounces in writing the leasehold interest in such materials. In the event Lessee sells or otherwise disposes of any such rock, tailing, or waste materials, Lessee agrees to pay Lessor a Production Royalty on the materials consistent with the prevailing State of Utah royalty for materials or minerals of like kind.

                                                                Met Min. - I281d

                  ARTICLE XXI. CLARIFICATION OF LEASE AMENDMENT

This mineral lease in the above form is an amendment of the original lease which was issued on the date hereinabove first written. The effective date of this present lease amendment is January 1, 1985. All fees, rentals, and royalties paid theretofore shall remain in effect as payments required theretofore. Readjusted payment rates required under this present lease amendment shall not be retroactive, but shall commence with the effective date of this lease amendment.

     IN WITNESS WHEREOF, the parties have executed this lease as of the date hereinabove first written.

                        THE STATE OF UTAH, acting by and through the BOARD OF STATE LANDS & FORESTRY and DIVISION OF STATE LANDS & FORESTRY


                        By   /s/ Ralph A. Miles
                             -------------------------------------------------
                             Director, Div. of State Lands & Forestry -- LESSOR


                             -------------------------------------------------

                             /s/ Richard R. Weaver
                             -------------------------------------------------
                             Richard R. Weaver, President               LESSEE
                             Atlas Minerals Division of Atlas Corporation

                                                                Met Min. - 1281c

                                      -13-
STATE OF UTAH       )
COUNTY OF SALT LAKE )

     On the 20th day of November, 1984, personally appeared before me RAI MILES, who being by me duly sworn did say that he is the Director of the Division of Lands of the State of Utah; and said instrument was signed in behalf of the State of U authority of a resolution, of the Board of State Lands; and said RALPH A. MILES acknowledged to me that the State of Utah executed the same.

     Given under my hand and seal this 20th day of November, 1984.


                                        /s/ JoAnn Garcia
                                        ---------------------------------------
                                        NOTARY PUBLIC, residing at:

My Commission Expires: 5-31-88

STATE OF UTAH   )
COUNTY OF       )

     On the _______ day of ____________, 19___, personally appeared before me _________________________, signer of the above instrument, who duly acknowledge to me that _____________________________ executed the same.

     Given under my hand and seal this______ day of ___________________, 19___.


                                      ----------------------------------------
                                      NOTARY PUBLIC, residing at:

My Commission Expires:

STATE OF COLORADO    )
COUNTY OF MESA       )

     On the 12th day of September, 1984, personally appeared before Richard
R. Weaver, who being duly sworn did say that he is Pres of Atlas Minerals Div. of Atlas Corp. and that said instrument was signed in behalf said corporation by resolution of its Board of Directors, and said Richard R. Weaver acknowledged to me that said corporation executed the same.

     Given under my hand and seal this 12th day of September, 1984.

                                           /s/ [illegible]
                                           ------------------------------------
                                           NOTARY PUBLIC, residing at:
                                              3453 1/2 G Road
My Commission Expires: 9-23-85                Clifton, Co 81520

                                                                  State of Utah
                               School & Institutional Trust Lands Administration

                          MINERAL LEASE ASSIGNMENT FORM

MINERAL LEASE NO. 17661                               RECORD TITLE ASSIGNMENTS:
                                                         /X/ TOTAL
                                                             INTEREST
                                                             PARTIAL
                                                             OVERRIDING ROYALTY
                                                     OPERATING RIGHTS ASSN.

     The undersigned, as owner of interest as hereinafter specified in and to ML 17661 as designated, for good and valuable consideration and $10.00 DOLLARS does hereby apply for approval of this assignment and hereby assigns to Summo USA Corporation ADDRESS: 1776 Lincoln Street, Suite 1100, Denver, CO 80203 the rights, title, and interest in rights and privileges as lessee in such lands, to the extent indicated subject to the reservation of overriding royalties as herein noted:

          1. Land affected by this assignment in County of San Juan, State of Utah, as described herein:

               Township 30 South, Range 25 East, SLB&M
               ---------------------------------------
               Section 36: SW 1/4

                                                                       160 ACRES

          2.   Interest of assignor in such lands (Note % of 100%)      100%

          3.   Extent of such interest conveyed to Assignee (Note % of 100%)
               100%

          4.   Extent of interest retained by Assignor after assignment (Note %
               of 100%)     0%

          5.   Overriding royalty reserved herein to Assignor (Note percentage
               only)     0%

          6.   Overriding royalty previously reserved (Note percentage only)

It is hereby certified that the statements made herein are true, complete, and correct to the best of the undersigned's knowledge and belief and are made in good faith. Approval of this application and assignment should be considered approval only under such rights, interests, and title as held by assignor.

     Executed this 7th day of June, 1995.    URANIUM KING CORPORATION

                                             /s/ Karl F. Meyers
                                             -------------------------
                                             by Karl(Lessee-Assignor)F. Meyers,
                                                President

                       LESSEE-ASSIGNOR'S ACKNOWLEDGEMENT

STATE OF NEVADA   )
                  :ss
COUNTY OF CLARK   )

     On the 7th day of June personally appeared before me Karl F. Meyers, Pres., Uranium King Corp., signer(s) of the above instrument duly acknowledged to me that _______ executed the same.

     [SEAL]
     Given under my hand and seal this 7th day of June, 1995.

                                                     /s/ [illegible]
My Commission Expires: 4/13/97                       --------------------------
                                                     NOTARY PUBLIC, residing at
                              JEANNIE C. WILLARSON
        [SEAL]               Notary Public - Nevada
                                  Clark County
                            My appt. exp. Apr. 13,1997

* THIS DOCUMENT MAY BE DUPLICATED

INSTRUCTIONS. ASSIGNMENT MUST BE SUBMITTED IN DUPLICATE. TOTAL
ASSIGNMENT-$30, INTEREST, OPERATING RIGHTS, AND OVERRIDING ROYALTY ASSIGNMENTS-$30, AND PARTIAL ASSIGNMENT-$50.

                INDIVIDUAL'S ACCEPTANCE OF ASSIGNMENT (ASSIGNEE)
                      AFFIDAVIT OF CITIZENSHIP OF ASSIGNEE

I, (we) __________________________________________ on oath, do solemnly swear that I am (we are) at the present time (a) * _______________ Citizen(s) of the United States of America and of legal age, and I (we) hereby assume and agree to perform all of the covenants and obligations of said lease on the part of lessee(s) to be kept and performed, and accept the foregoing instrument.

                                   BY:
                                       -------------------------------------


Subscribed and sworn to before me this ________________ day of _____________, 19___.

My Commission Expires: ________                 _______________________________
                                                NOTARY PUBLIC, residing at:


                  ACCEPTANCE OF ASSIGNMENT-CORPORATE (Assignee)

Comes now Summo USA Corporation a corporation of Colorado and hereby accepts the assignment from Uranium King Corporation of New Mexico ML No.17661 which assignment is dated June 7, 1995, subject to all of covenants and obligations of said Lessee.

IN WITNESS WHEREOF, Gregory A. Hahn has executed this acceptance this 13th day of June, 1995.


                               BY:  /s/ [illegible]
                                    ----------------------------------------
                              (Assignee) SUMMO USA CORPORATION
                                         -----------------------------------
                                          (Officer, Agent, Attorney-in-Fact)

                      ASSIGNEES ACKNOWLEDGMENT (Corporate)

STATE OF COLORADO )
                  :ss
COUNTY OF DENVER  )

On the 13th day of June, 1995, personally appeared before me Gregory A. Hahn who being by me duly sworn did say, each for himself, that (he, she, or they) is an officer, agent or Attomey-in-Fact for the assignee and is authorized to accept this assignment and has executed the same and the seal affixed is the seal of said corporation.

My Commission Expires: Feb. 14, 1997              /s/ [illegible]
                                                  -----------------------------
                                                  NOTARY PUBLIC, residing at:
                                                  1776 Lincoln St. #1100
                                                  Denver, CO 80203

NOTE: A* INSERT HERE WHETHER NATIVE BORN OR NATURALIZED. IF NATURALIZED, IT WILL BE NECESSARY TO FILE WITH THIS OFFICE PROOF OF CITIZENSHIP OR DECLARATION OF INTENTION TO BECOME A CITIZEN IN THE FORM OF A LETTER OF CERTIFICATE OF VERIFICATION FROM COURT OF ISSUANCE, AND REGISTRATION FEE OF $1.00.

                          AMENDMENT TO LEASE AGREEMENT

                                    ML 17661


     WHEREAS, the State Land Board, acting in behalf of the State of Utah, Lessor, and Maxwell Bentley, Lessee, entered into that certain metalliferous Mineral Lease dated February 20, 1959, as amended by those certain agreements dated October 28, 1970, October 22, 1979 and November 5, 1984, ("ML 17661"); and

     WHEREAS, the School and Institutional Trust Lands Administration (hereinafter referred to as "Lessor") is the successor in interest to the State Land Board; and

     WHEREAS Summo USA Corporation (hereinafter referred to as "Lessee") is now the Lessee of record and the record title owner as to ML 17661; and

     WHEREAS, Lessor and Lessee desire to supplement certain terms, conditions and obligations under ML 17661.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Lessor and Lessee do hereby agree as follows:

     1. Lessor will extend the term of ML 17661 for ten (10) years from January 1, 1995, and for so long thereafter as leased substances are being produced in commercial quantities.

     2. To maintain ML 17661 in force during such ten (10) year extension, Lessee shall pay to Lessor an annual rental of one dollar ($1.00) per acre, and for each fractional part of an acre, on or before January 1 of each year. Rental payments may be credited against actual production royalties only for the year in which they accrue.

     3. In furtherance of Lessee's obligation for diligent operations or development activity under the terms of ML 17661, and to maintain ML 17661 in force during such ten (10) year extension, Lessee shall also tender to Lessor an additional payment of Two Thousand Six Hundred Twenty-five and No/100 dollars ($2,625.00). due annually on or before January 1 of each year beginning Jan. 1, 1994. Such payment shall be considered evidence of Lessee's commitment to diligent operations for the next ensuing year. Diligence payments may be credited against actual production royalties only for the year in which they accrue.

     4. Lessee shall pay Lessor a royalty of eight percent (8.0%) for fissionable metalliferous minerals and four percent (4.0%) for non-fissionable metalliferous minerals. The royalty shall be based on the gross value of the ores produced from the leased lands and sold by the lessee under an arms-length contract, except that if there is not an arms-length contract for the ore the royalty shall be based on the gross value received by the lessee under an arms-length contract for the processed product(s) produced from the leased lands less actual processing and refining costs. Processing and refining deductions will not include mining, transportation, administrative, or depreciation costs, or deductions for property taxes. Should the processed products be sold under a non-arms length contract the royalty shall be based on the amount received under the non-arms-length or the fair market value of the products whichever is greater, less the allowable deductions as set forth above.

     5. Lessor shall have the right to readjust any provision, term or condition of ML 17661 at any time after January 1, 2005.

     6. All terms, conditions and rights as to ML 17661 shall be subject to current and all State Statutes, Regulations and Rules governing the management and use of school and institutional trust lands, and rules promulgated by other governmental agencies, as appropriate.

     7. This Amendment Agreement is supplemental to ML 17661 and does not amend or supersede nor is it intended as an abrogation or waiver of any rights Lessor may have under ML 17661, except those terms and conditions specifically listed above.

     IN WITNESS WHEREOF, this Agreement is made and entered into this 15 day of August, 1995.



SCHOOL AND INSTITUTIONAL TRUST LANDS ADMINISTRATION

/s/ Scott Hirschi
-----------------------------------
Scott Hirschi
Director
                                                  APPROVED AS TO FORM:
                                                       JAN GRAHAM
                                                    ATTORNEY GENERAL

SUMMO USA CORPORATION                             By /s/ [illegible]
                                                     ---------------------------

By: /s/ [illegible]
   --------------------------------
Title:  Vice President
      -----------------------------

State of Utah       )
County of Salt Lake )

On this 15th day of August, A.D. 1995, personally appeared Scott Hirschi who being by me duly sworn, did say that he is the Director of the School and Institutional Trust Lands Administration of the State of Utah and the signer of the above instrument, who duly acknowledged that he executed same.

Witness my hand and seal this 15th day of August, A.D. 1995.


My Commission expires 5-5-99                      /s/ [illegible]
                     ---------                    ------------------------------
                                                            Notary Public

                                                       [SEAL]

State of Colorado   )
County of Denver    )

On this 8th day of May, A.D. 1995, personally appeared before me Gregory Hahn, who, being duly sworn, did say that (s)he is an officer of Summo USA Corporation and that said instrument was signed in behalf of said corporation by resolution of its Board of Directors, and said________________ acknowledged to me that said corporation executed the same.

Witness my hand and seal this 8th day of May, A.D. 1995.

My Commission expires  2/14/97                    /s/ [illegible]
                     ---------                    ------------------------------
                                                            Notary  Public

                                                       [SEAL]

                                     Page 3